UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 5, 2019

IASO BIOMED, INC.

(Exact name of registrant as specified in its charter)

Colorado

(State or other jurisdiction of incorporation)

333-215083	47-3474169
(Commission file number)	(IRS employer identification no.)

7315 East Peakview Avenue Centennial, Colorado	80111
(Address of principal executive offices)	(Zip code)

(720) 389-0650

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act of 1933, as amended, and   ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 5, 2019, the Board of Directors of IASO BioMed, Inc. (the “Registrant”) approved the following extensions to certain Employment and Scientific Advisory Board Agreements (together the “Agreements”) with its Officers and Directors that were set to expire during the first quarter of 2019 including:

•

Extension for a period of two (2) years of the Employment Agreement between IASO BioMed, Inc. and Richard M. Schell, originally effective March 1, 2017; and

•

Extension for a period of two (2) years of the Employment Agreement between IASO BioMed, Inc. and Duane Knight, originally effective March 1, 2017; and

•

Extension for a period of one (1) year of the Scientific Advisory Board Agreement by and between IASO BioMed, Inc. and Dr. Vassilios Papadopoulos dated as of March 1, 2018; and

•

Extension for a period of two (2) years of the Scientific Advisory Board Agreement by and between IASO BioMed, Inc. and Dr. Costas Karatzas dated as of March 1, 2018.

Each of the above Agreements were extended under the terms and conditions contained in the Agreements in effect at the time of the extensions with no alteration except for the new Agreement end dates.  Each of the directors abstained on voting for extension of their Agreement.

In March 2017 the Registrant entered into the Employment Agreement with Mr. Schell, its Chief Executive Officer and a director, for an initial two-year term. The base salary of $150,000 per annum is payable to the CEO only upon the Company’s raising of an additional $750,000. Mr. Schell will assume his responsibilities on a part time basis until requested by the Board of Directors to become a full-time executive. The CEO also received warrants to purchase 250,000 shares of the Company’s common stock at $0.40 per share for a period of five years after issuance, 125,000 warrants vested upon signing the agreement and the remaining 125,000 vested in March 2018. The CEO will also be eligible to earn discretionary annual performance bonuses upon meeting certain objectives as determined by the Board of Directors. The agreement provides for severance payments.

In March 2017 the Registrant entered into an employment agreement with Mr. Knight, its Chief Financial Officer and a director, for an initial two-year term. The CFO will assume his responsibilities on a part time basis until requested by the Board of Directors to become a full-time executive. The base salary of $75,000 per annum is payable to the CFO only upon the Company’s raising of an additional $750,000. When the CFO becomes a full-time executive, his salary will be increased to $125,000 per annum. The CFO also received warrants to purchase 500,000 shares of the Company’s common stock at $0.40 per share for a period of five years after issuance, 250,000 warrants vested upon signing the agreement and the remaining 250,000 vested in March 2018. The CFO will also be eligible to earn discretionary annual performance bonuses upon meeting certain objectives as determined by the Board of Directors. The agreement provides for severance payments.

Dr. Papadopoulos, a member of the Registrant’s board of directors, agreed to serve on the Corporation’s Scientific Advisory Board through the Scientific Advisory Board Agreement (the “Papadopoulos Agreement”); the term of which was one year from execution and may be renewed annually by mutual consent of both parties.  The Papadopoulos Agreement provides for payments as follows:  an annual fee of $35,000, which includes $10,000 to serve as the Scientific Advisory Board Chairman; a signing bonus of $50,000 payable after successful closing of any cumulative minimum $1,000,000 investment in the Company; a non-discretionary bonus of $45,000 payable following a successful financing round of a minimum of $2,000,000; and should the Papadopoulos Agreement be renewed after one year, a $95,000 bonus payable only after the signing bonus and non-discretionary bonus from year one have been earned.  In order to receive the non-discretionary bonus payments Dr. Papadopoulos must be actively involved in the creation and execution of strategies necessary for the Company to achieve its strategic plan including the scientific, commercial and business objectives, as applicable and as agreed upon between the Dr. Papadopoulos and the Company’s Chief Executive Officer.

Dr. Karatzas, a member of the Registrant’s board of directors, agreed to serve on the Corporation’s Scientific Advisory Board through the Scientific Advisory Board Agreement (the “Karatzas Agreement”); the term of which was one year from execution and may be renewed annually by mutual consent of both parties.  The Karatzas Agreement provides for payments as follows:  an annual fee of $25,000; a signing bonus of $50,000 payable after successful closing of any cumulative minimum $1,000,000 investment in the Company; a non-discretionary bonus of $40,000 payable following a successful financing round of a minimum of $2,000,000; and should the Karatzas Agreement be renewed after one year, a $90,000 bonus payable only after the signing bonus and non-discretionary bonus from year one have been earned.  In order to receive the non-discretionary bonus payments Dr. Karatzas must be actively involved in the creation and execution of strategies necessary for the Company to achieve its strategic plan including the scientific, commercial and business objectives, as applicable and as agreed upon between the Dr. Karatzas and the Company’s Chief Executive Officer.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1

Employment Agreement between IASO BioMed, Inc. and Richard M. Schell, effective March 1, 2017. Incorporated by reference to Exhibit 10.4 of the Company’s Amendment No. 3 to the Registration Statement on Form S-1 filed on March 24, 2017.

10.2

Employment Agreement between IASO BioMed, Inc. and Duane Knight, effective March 1, 2017.  Incorporated by reference to Exhibit 10.5 of the Company’s Amendment No. 3 to the Registration Statement on Form S-1 filed on March 24, 2017.

10.3

Scientific Advisory Board Agreement by and between IASO BioMed, Inc. and Dr. Vassilios Papadopoulos dated as of March 1, 2018.  Incorporated by Reference to Exhibit No. 10.7 to the Current Report on Form 8-K filed by the Registrant on March 7, 2018.

10.4

Scientific Advisory Board Agreement by and between IASO BioMed, Inc. and Dr. Costas Karatzas dated as of March 1, 2018.  Incorporated by Reference to Exhibit No. 10.8 to the Current Report on Form 8-K filed by the Registrant on March 7, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IASO BIOMED, INC..

Date: January 10, 2018	By:	/s/ Richard M. Schell
Richard M. Schell
Chief Executive Officer

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